SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

Filed by the registrant                              /X/
Filed by a party other than the registrant           / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, For Use Of The Commission Only (As Permitted By
         Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant To Rule 14a-11(c) or Rule 14a-12

                              SPECTRIAN CORPORATION
                -----------------------------------------------
                (Name of Registrant as specified in its Charter)

                              SPECTRIAN CORPORATION
                -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

/X/  $125 per Exchange Act Rule  0-11(c)(1)(ii),  14a-6(i)(1)  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
/ /  $500 per party to the controversy pursuant to Exchange Act Rule
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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/ / Check box if any part of the fee is offset as  provided by Exchange
    Act  Rule   0-11(a)(2)  and  identify  the  filing  for  which  the
    offsetting fee was paid previously. Identify the previous filing by
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(1) Amount previously paid:

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

                          SPECTRIAN CORPORATION
                   350 West Java Drive Sunnyvale, CA 94089


                              May 15, 1996


Dear Spectrian Shareholder:

         Enclosed  are  the  proxy   materials  for   Spectrian's   1996  Annual
Shareholders' Meeting.

         In this year's proxy statement, Spectrian has proposed amendments to both the 1994 Employee Stock Purchase Plan and the 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder. Combined, these amendments amount to an increase of 650,000 in the shares received, which represents approximately 8% of the total shares outstanding.

         Spectrian is committed to attracting, retaining and motivating the best available personnel. In order to do so, linking key employee compensation to corporate performance is critical as we believe this increases employee motivation to improve stockholder value. To that end, we have recently hired Garrett A. Garrettson as our new President and CEO and Stephen B. Greenspan as our Executive Vice President, Operations, who were granted stock options by our Board totaling approximately 4% of the shares outstanding. The balance of the additional shares (4%) would be for planned new hires and additional options for existing personnel.

         In order to promote the success of the Company's business, we are asking that our shareholders vote in favor of Proposals Two and Three in the proxy statement. We do not expect that the request for options will approach this level in future years.

         Thank you for your continued support and interest in Spectrian, and please return your proxy as soon as possible.

                          Sincerely,


                          /s/  Edward A. Supplee, Jr.
                          ------------------------------
                          Edward A. Supplee, Jr.
                          Executive Vice President, Finance & Administration

                            SPECTRIAN CORPORATION
                                  ----------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 14, 1996

TO THE SHAREHOLDERS:


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SPECTRIAN CORPORATION, a California corporation (the "Company"), will be held on Friday, June 14, 1996 at 8:00 a.m. local time, at 160 Gibralter Court, Sunnyvale, California 94089 for the following purposes:

    1. To elect six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

    2. To approve an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 25,000 shares.

    3. To approve an amendment to the 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 625,000 shares.

    4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending March 31, 1997.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 19, 1996 are entitled to notice of and to vote at the meeting.

   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                              Sincerely,
                              Edward A. Supplee, Jr.
                              Secretary

Sunnyvale, California
May 17, 1996

                           YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            SPECTRIAN CORPORATION
                                  ----------
                           PROXY STATEMENT FOR 1996
                        ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the Board of Directors of SPECTRIAN CORPORATION, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Friday, June 14, 1996 at 8:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 160 Gibralter Court, Sunnyvale, California 94089. The Company's principal executive offices are located at 350 West Java Drive, Sunnyvale, California 94089 and its telephone number at that location is (408) 745-5400.

   These proxy solicitation materials and the Annual Report to Shareholders for the year ended March 31, 1996, including financial statements, were first mailed on or about May 17, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

   Shareholders of record at the close of business on April 19, 1996 are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the record date, 8,019,067 shares of the Company's Common Stock were issued and outstanding and held of record by 373 shareholders. No shares of the Company's Preferred Stock were outstanding.

   The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 19, 1996 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

                                                        Common
                                                        Stock        Approximate
                Five Percent Shareholders,            Beneficially    Percentage
        Directors and Certain Executive Officers         Owned         Owned(1)
        ----------------------------------------      ------------  ------------
LGT Asset Management, Inc. ............................ 1,155,500      14.4%
  50 California Street
  27th Floor
  San Francisco, CA 94111-4624
Kopp Investment Advisors, Inc. ........................ 1,089,950      13.6%
  6600 France Avenue South
  Suite 672
  Edina, MN 55433
Denver Investment Advisors LLC ........................   981,600      12.2%
  1225 17th Street, 26th Floor
  Denver, CO 80217
C. Woodrow Rea, Jr.(2) ................................   104,878      1.3%
James A. Cole .........................................     3,534      *
Eric A. Young(3) ......................................     3,387      *
David S. Wisherd(4) ...................................    13,698      *
William P. Clark(5) ...................................    28,183      *
Martin Cooper(6) ......................................    10,000      *
Edward A. Supplee, Jr.(7) .............................    71,225      *
Gary R. Gianatasio(8) .................................     1,095      *
Robert Wilson .........................................        --      --
All Directors and executive officers as a group (9
  persons)(9) .........................................   236,000      2.9%

- - ----------
  * Less than 1%
(1) Applicable percentage ownership is based on 8,019,067 shares of Common Stock outstanding as of April 19, 1996 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after April 19, 1996 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2) Includes 11,546 shares issuable pursuant to options exercisable within 60 days of April 19, 1996. Mr. Rea resigned as President, Chief Executive Officer and director of the Company in April 1996.
(3) Represents 3,387 shares owned by Canaan Capital Limited Partnership, over which Mr. Young may be deemed to share voting and investment power.
(4) Includes 13,648 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.
(5) Includes 281 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.
(6) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.
(7) Includes 20,815 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.
(8) Includes 1,095 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.
(9) Includes 60,772 shares issuable pursuant to options exercisable within 60 days of April 19, 1996.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

   Each shareholder is entitled to one vote for each share held. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than January 17, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

NOMINEES

   A board of six directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

VOTE REQUIRED

   If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

NOMINEES

   The names of the nominees and certain information about them are set forth below:

                                                                 Director
  Name of Nominee      Age  Position with the Company             Since
- - ---------------------  ---  ----------------------------------   ---------
Garrett A. Garrettson  52   President, Chief Executive Officer      1996
                              and Director
David S. Wisherd  .... 49   Executive Vice President,               1984
                              Chief Technical Officer and
                              Chairman of the Board of Directors
James A. Cole(1)  .... 53   Director                                1985
Martin Cooper(2)  .... 67   Director                                1994
Robert C. Wilson(2)... 76   Director                                1995
Eric A. Young(1)  .... 40   Director                                1991

- - ----------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

   There is no family relationship between any director or executive officer of the Company.


   Garrett A. Garrettson joined the Company in April 1996 as President, Chief Executive Officer and director. Between March 1993 and March 1996 he was President and Chief Executive Officer of Censtor Corporation, which designed and sold technology related to magnetic recording heads for the disk drive industry. From November 1986 to March 1993, he served as a Vice President of the Imprimis Technology Incorporated ("Imprimis"), a wholly owned subsidiary of Control Data Corporation, and subsequently with Seagate Technology when they acquired Imprimis in 1989. Prior to 1986, Mr. Garrettson held a variety of positions with Hewlett Packard Company and served in the U.S. Navy. Mr. Garrettson also serves as a director of Censtor Corporation and Benton Oil and Gas Company. He received his B.S. and M.S. in Engineering, Physics and a Ph.D. in Mechanical Engineering from Stanford University.


   David S. Wisherd, a founder of the Company, has been a director, Executive Vice President and Chief Technical Officer since April 1984. He was elected Chairman of the Board in January 1995. From 1978 until 1983, he served as Vice President of Engineering of Communications Transistor Corporation, a manufacturer of RF power transistors and a subsidiary of Varian Associates. From 1975 until 1978, he served as Vice President of Operations of Communications Power Incorporated, a manufacturer of wireless communications equipment. Prior to such time, Mr. Wisherd held engineering positions with King Radio and Motorola, Inc. ("Motorola"). Mr. Wisherd received a B.S. in Electrical Engineering from the University of Missouri at Rolla.


   James A. Cole has been a director of the Company since June 1985. He has been a General Partner of Spectra Enterprise Associates, a venture capital firm, and a partner with NEA, a venture capital firm, since 1986. Prior to 1986, Mr. Cole spent twenty years in various microwave integrated circuit companies, including Amplica Inc. ("Amplica"), where he was a co-founder and served as Chief Operating Officer. Amplica became a public company in 1981 and was acquired by Comsat Corporation in 1982. He presently serves on the Board of Directors of Vitesse Semiconductor Corp., a semiconductor manufacturer, and Gigatronics Inc., a microwave instrument supplier ("Gigatronics").

   Martin Cooper has been a director of the Company since January 1994. Mr. Cooper has served as Chairman and Chief Executive of Array Comm, Incorporated, an array antenna technology company, since April 1992 and as Chairman of Dyna, Incorporated, a consulting company, since 1986. From 1985 to December 1992, he served as President of Cellular Pay Phone Incorporated, a cellular pay telephone company. From 1982 to 1986, he was a co-founder, Chairman and Chief Executive Officer of Cellular Business Systems, Inc., a management information company. From 1954 to 1983, Mr. Cooper served in a variety of positions including Corporate Vice President, Division Manager and Corporate Director of Research and Development of Motorola. He is a Fellow of the IEEE and of the Radio Club of America and a recipient of the IEEE Centennial medal. He serves on the Advisory Board of the International National Electronics Consortium and serves on its Board of Directors. He received a B.S. and an M.S. in Electrical Engineering from the Illinois Institute of Technology.

   Robert C. Wilson has served as a director of the Company since October 1995. Mr. Wilson has been Chairman of Wilson & Chambers, a venture capital and consulting firm, since December 1992. Mr. Wilson served as President, Chief Executive Officer and Chairman of the Board at Memorex Corporation from 1974 until 1980. From 1971 to 1974, Mr. Wilson served as President and Chief Executive Officer of Collins Radio Company, a communications company. From 1969 to 1971, Mr. Wilson was employed by Rockwell International, a diversified manufacturing company, first as President of Commercial Products and later as Executive Vice President. He is currently a director of Andros Incorporated, Carco Electronics, Gigatronics, Storage Technology Corporation and SyQuest Technology, Inc. Mr. Wilson has previously served as a director of Chrysler Corporation, GAF Corporation, Rockwell International and Western Digital Corporation. Mr. Wilson received a B.S. from the University of California at Berkeley.

   Eric A. Young has been a director of the Company since January 1991. He was a co-founder of Canaan Partners, a venture capital investment firm, and has served as a General Partner since its inception in 1987. Prior to such time, Mr. Young held various management positions with GE Venture Capital, a venture capital investment firm and a subsidiary of General Electric Co. He presently serves on the Board of Directors of UNIQUEST, Inc., an applications software company. He received a B.S. in Mechanical Engineering at Cornell University and received an M.M. in Finance from Northwestern University.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of seven meetings during fiscal 1996. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

   The Audit Committee, which consisted of Mr. Cooper during fiscal 1996, is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls. The Audit Committee met one time during fiscal 1996.

   The Compensation Committee, which consisted of Messrs. Cole and Young during fiscal 1996, met once during fiscal 1996. The duties of the Compensation Committee include determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee consists of Messrs. Cole and Young. Mr. Rea, who was President and Chief Executive Officer of the Company, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Rea was excluded from discussions regarding his own salary and incentive compensation.

                                 PROPOSAL TWO
                AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE PLAN

   At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 25,000 shares. The adoption of the Purchase Plan was approved by the Board of Directors in May 1994 and by the shareholders in June 1994. In June 1994 the shareholders approved an amendment to the Purchase Plan to allow executive officers of the Company to increase the rate of their payroll deductions at the beginning of any purchase period thereunder. A total of 250,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of April 19, 1996, a total of 131,416 shares had been issued to employees at an average purchase price of $10.82 per share pursuant to three offerings under the Purchase Plan and 118,584 shares remain available for future issuance.

   The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $22.75 per share. See "Purchase Price."

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required by law to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE PURCHASE PLAN.

   The essential terms of the Purchase Plan, as amended, are summarized as follows:

PURPOSE

   The purposes of the Purchase Plan is to provide employees of the Company and of any subsidiary which is designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

   The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

OFFERING PERIODS

   The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods commence on or after December 31 and June 30 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

ELIGIBILITY

   Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least five months per year and (ii) was employed by the Company on the lst day of April or the lst day of October immediately preceding the enrollment date (or by any subsidiary designated from time to time by the Board of Directors) is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

PURCHASE PRICE

   The price at which shares are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price on the Nasdaq National Market. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on April 19, 1996 was $20.50.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

   The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

   By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lower of
(i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

   Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

WITHDRAWAL

   While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.

TERMINATION OF EMPLOYMENT

   Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CAPITAL CHANGES

   In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

NONASSIGNABILITY

   No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

   The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

   The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In additional, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

   Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.


   The following table sets forth certain information regarding shares purchased during the fiscal year ended March 31, 1996 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase
Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                                                                            Number of
                                                                              Shares      Dollar
          Name of Individual or Identity of Group and Position             Purchased(#) Valued($)(1)
- - ----------------------------------------------------------------------    ------------  ------------
C. Woodrow Rea, Jr., President, Chief Executive Officer and
 Director(2) ..........................................................    1,611        $   31,433
David S. Wisherd, Executive Vice President, Chief Technical Officer
 and Chairman of the Board of Directors ...............................     --                --
Edward A. Supplee, Jr., Executive Vice President, Finance and
 Administration, Chief Financial Officer and Secretary ................    2,000            40,750
Gary R. Gianatasio, Senior Vice President, Sales and Marketing  .......    1,926            39,890
William P. Clark, President of AMT ....................................    1,554            30,420
All Current Executive Officers as a group (6 Persons) .................    7,091           142,493
Non-Executive Officer Directors as a group ............................      *               *
All Other Employees as a group ........................................   89,856         1,709,632

- - ----------
  * Not eligible to participate in the Purchase Plan.
(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.
(2) Mr. Rea resigned as President, Chief Executive Officer and director of the Company in April 1996.

                                PROPOSAL THREE
                         AMENDMENT OF 1992 STOCK PLAN

   At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1992 Stock Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 625,000 shares. The adoption of the Plan was approved by the Board of Directors in July 1992 and subsequently by the shareholders. In June 1995 the shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares and to make certain changes to the Plan in order that it comply with the performance- based criteria of Section 162(m) of the Code. As of April 19, 1996, options to purchase an aggregate of 1,284,512 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $17.92 per share, and 423,825 shares (including the 625,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 1,242,548 shares have been purchased pursuant to exercise of stock options under the Plan.

   The Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a long standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

   The Board of Directors believes that the remaining shares available for grant under the Plan are insufficient to accomplish the purposes of the Plan described above. In April 1996, the Company hired two key executive officers -- a new President and Chief Executive Officer and a new Executive Vice President, Operations. In order to attract these two executives and provide them the opportunity to purchase an equity interest in the Company, thereby creating a direct link between their compensation and long-term increases in shareholder value, the Company granted these new executives options to purchase an aggregate of 330,000 shares. Because these grants exceeded the shares available for grant under the Plan, these option grants are subject to the shareholders' approval of the increase to the Plan at this Annual Meeting. In addition, the Company currently intends to hire certain additional senior management employees during fiscal 1997 and will be required to offer equity incentives to attract and motivate these individuals. Finally, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

   FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   The essential terms of the Plan are summarized as follows:

PURPOSE

   The purposes of the Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

   The Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Plan is currently being administered by the Compensation Committee of the Board of Directors, except that grants to executive officers are approved by the entire Board of Directors. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

   The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to consultants of the Company or any of its designated subsidiaries. The Administrator's elects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

   Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) EXERCISE OF THE OPTION: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

          Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

          (2) OPTION PRICE: The option price of all incentive stock options and nonstatutory stock options under the Plan is determined by the Administrator, but in no event shall it be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

          (3) TERMINATION OF EMPLOYMENT: The Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised within 30 days (or such other period of time not exceeding three months (or such other period of time, not exceeding three months in the case of Incentive Stock Options as is determined by the Administrator)) after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

          (4) DEATH: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator) following termination of the optionee's employment or consultancy, options may be exercised at any time within six months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

          (5) DISABILITY: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

          (6) TERMINATION OF OPTIONS: Options granted under the Plan expire ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

          (7) NONTRANSFERABILITY OF OPTIONS: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

   In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the
Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. The Administrator may in its discretion make provision for accelerating the exercisability of shares subject to options under the Plan in such event.

AMENDMENT AND TERMINATION

   The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders, provided, however, that shareholder approval is required for any amendment which increases the number of shares which may be issued under the Plan, materially changes the standards of eligibility or materially increases the benefits which may accrue to participants under the Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in July 2002.

TAX INFORMATION

   Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

   The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. There were no options granted to the named executive officers during fiscal 1996. Information regarding options granted to non-employee Directors during fiscal 1996 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During fiscal 1996, all current executive officers as a group and all non-executive officer employees as a group received options to purchase 0 shares and 429,743 shares, respectively, pursuant to the Plan.

                                  PROPOSAL FOUR
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1997, and recommends that shareholders vote for ratification of such appointment. Although action by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

   KPMG Peat Marwick LLP has audited the Company's financial statements annually since 1993. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

   The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the fiscal year.

                                                                      Long-term
                                                                    Compensation
                                                                    ------------
                                                                       Awards
                                                                     -----------
                                                        Annual        Number of
                                                   Compensation(1)    Securities
                                          Fiscal  ------------------  Underlying
        Name and Principal Position        Year    Salary   Bonus(2)    Options
- - ------------------------------------------ -----  --------- --------  ----------
C. Woodrow Rea, Jr. .......................1996   $209,422  $    --       --
  President, Chief Executive Officer and   1995    225,367   111,937      --
  Director(3)                              1994    203,513   100,000    75,000

David S. Wisherd ..........................1996    167,404     8,809      --
  Executive Vice President, Chief          1995    132,029    64,813    55,000
  Technical  Officer and Director          1994    110,702    46,975     7,500

Edward A. Supplee, Jr. ....................1996    138,950    18,388      --
  Executive Vice President, Finance and    1995    118,428    55,406     5,000
  Administration, Chief Financial Officer  1994    110,706    45,400    15,663
  and Secretary

Gary R. Gianatasio ........................1996    107,407    13,095      --
  Senior Vice President, Sales             1995     96,820    53,775      --
  and Marketing                            1994     91,230    48,550    15,000

William P. Clark ..........................1996     97,698    60,000      --
  President, AMT                           1995    101,546    14,963      --
                                           1994     96,013    40,125     1,500
- - ----------
(1) Other than salary and bonus described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.
(2) Represents bonuses relating to performance of services for the Company in fiscal 1996, some of which was paid for in fiscal 1997.
(3) Mr. Rea resigned as President, Chief Executive Officer and director of the Company in April 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

   There were no stock options granted to the executive officers named in the Summary Compensation Table above during the fiscal year ended March 31, 1996.
The following table sets forth certain information regarding the exercise of stock options during fiscal 1996 and the value of options held as of March 31, 1996 by the persons named in the Summary Compensation Table at March 31, 1996.

                                                   Number of Securities
                                                 Underlying Unexercised          Value of Unexercised
                          Shares                        Options at              In-the-money Options at
                         Acquired                    March 31, 1996(#)           March 31, 1996($)(2)
                            On        Value   ----------------------------- -----------------------------
          Name           Exercise  Realized(1)  Exercisable   Unexercisable   Exercisable   Unexercisable
- - ---------------------- ---------- ----------- ------------- --------------- ------------- ---------------
C. Woodrow Rea, Jr.(3)    262,454   8,365,926      10,157       1,389          $222,712       $  30,211
David S. Wisherd ......   141,300   3,921,020      13,127      30,573          $ 29,872       $ 137,333
Edward A. Supplee  ....    13,259     471,611      16,673      10,127          $360,478         204,321
Gary R. Gianatasio  ...    35,208   1,210,550         365       4,427          $  7,954       $  96,397
William P. Clark ......    36,854   1,111,404         157         489          $  3,434       $  10,661

- - ----------
(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.
(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price.
(3) Mr. Rea resigned as President, Chief Executive Officer and director of the Company in April 1996.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Company has entered into employment agreements with C. Woodrow Rea, Jr. and David S. Wisherd (the "Employees"). Pursuant to employment agreements dated January 6, 1992, Mr. Rea was paid a weekly base salary of $3,846.15 in 1992, and Mr. Wisherd was paid a weekly base salary of $2,692.31 in 1992. The foregoing base salaries were modified by the Board of Directors, as they may be from time to time, and are as shown in the Summary Compensation Table above. The Employees are eligible to participate in the Company's employee benefit plans and executive compensation programs.

   Pursuant to the employment agreements, the Company granted Mr. Rea an option to purchase 287,500 shares of the Company's Common Stock and granted Mr. Wisherd an option to purchase 80,000 shares of the Company's Common Stock, each option at a price per share of $1.00 equal to the fair market value of the Company's Common Stock on the date of grant as determined by the Board of Directors. Subsequently, all options were re-priced to be $.20 per share at the time the Company's 1992 Stock Plan was adopted. Such options have a term of ten years and vest starting one year after the date of grant, with 25% of the shares covered, thereby becoming exercisable at that time and with an additional 1/48th of the option shares becoming exercisable each month thereafter.

   Upon the termination of an Employee's employment with the Company for any reason whatsoever, including a Constructive Termination (defined below), and other than a voluntary termination or termination for Cause (defined below) or disability or death, an Employee is entitled to a severance payment at the then applicable base salary rate, and payment of COBRA benefits for six months. In addition, an Employee will have three months from the date of such termination of employment described above, or if terminated due to a disability or death, in which to exercise his stock options. The vesting of such options will be adjusted such that an Employee's options are vested in the amount the option shares would have been vested had an Employee's employment continued to the end of the severance period. Upon the termination of an Employee's employment with the Company due to a disability, the Employee is entitled to a severance payment equal to the amount by which such Employee's then applicable base salary rate exceeds all disability payments under the Company's insurance plans and any state or federal disability plans. Such severance payment shall be made for six months. An Employee shall not be entitled to severance payments if his employment is voluntarily terminated or terminated for Cause or by death. Constructive Termination means a material reduction in salary or benefits not agreed to by the Employee, or a material change in the Employee's responsibilities, or a requirement to relocate more than 25 miles. Termination for "Cause" means termination of employment as a result of (i) an act or acts of dishonesty undertaken by the Employee and intended to result in substantial gain or personal enrichment at the expense of the Company, (ii) willful, deliberate and persistent failure by the Employee to perform his duties, or (iii) an Employee's conviction of a felony. Mr. Rea resigned as President, Chief Executive Officer and director of the Company in April 1996.

   In April 1996 the Company appointed Garrett A. Garrettson as the Company's President, Chief Executive Officer and director of the Company. Mr. Garrettson entered into an employment agreement with the Company pursuant to which he is to receive an annual base salary of $275,000 and a signing bonus of $25,000. The agreement provides for variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. The Company also granted Mr. Garrettson an option to purchase 250,000 shares of Common Stock. These shares are subject to vesting over four years and are priced at the fair market value of the Company's Common Stock at the time of grant. The agreement also provides that in the event that Mr. Garrettson's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr. Garrettson's base salary for nine months.

   In April 1996, in connection with his acceptance of employment with the Company, Stephen B. Greenspan, Executive Vice President of Operations, entered into an employment agreement with the Company pursuant to which he is to receive an annual base salary of $175,000. The agreement provides for variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. The Company also granted Mr. Greenspan an option to purchase 80,000 shares of Common Stock. These shares are subject to vesting over four years and are priced at the fair market value of the Common Stock at the time of grant. The agreement also provides that in the event that Mr. Greenspan's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr. Greenspan's base salary for six months.

COMPENSATION OF DIRECTORS

   Non-employee directors currently receive an annual retainer of $3,000, a fee of $2,000 for attendance at each general Board of Directors meeting, and $1,000 for attendance at each committee meeting for services provided in that capacity and are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board. The Company's 1994 Director Option Plan provides that options may be granted to non-employee directors of the Company who do not represent shareholders holding more than 1% of the Company's outstanding Common Stock pursuant to an automatic nondiscretionary grant mechanism. Each Outside Director shall be automatically granted an Option to purchase 5,000 shares (the "First Option") on the date on which such person first becomes an Outside Director. After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 1,250 shares at the next meeting of the Board of Directors following the Annual Meeting of Shareholders in each year, if, on such date, he shall have served on the Board for at least (6) months. The "First Option" granted shall be exercisable only while the Outside Director remains a Director with the Company, and vests in installments cumulatively as to 25% of the Shares subject to the Option on each anniversary of its date of grant. Subsequent option grants shall be exercisable only while the Outside Director remains a Director of the Company, and vest as to 8.34% of the Shares subject to the Option on each monthly anniversary of its date of grant.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   During the fiscal year ended March 31, 1996 the Company's executive compensation program was approved by the Board of Directors as a whole rather than the Compensation Committee of the Board of Directors. The following is the report of the Board of Directors with respect to the compensation paid to the Company's executive officers during fiscal 1996. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

 Compensation Philosophy

   The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders.

To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

   The compensation program for the Company's executive officers consists of the following components:

   o  Base Salary

   o  Quarterly and Annual Cash Incentives

   o  Long-Term Stock Option Incentives

 Base Salary

   The Board of Directors reviewed and approved fiscal 1996 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the Board based upon competitive compensation data, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In addition, the level of base salary of Mr. Rea, the Chief Executive Officer, and Mr. Wisherd were governed by employment agreements entered into with such executives in connection with their original employment with the Company, and such respective base salaries have been subsequently modified. The terms of these employment agreements are described in the section entitled, "Employment Contracts and Change-In-Control Arrangements." Executive officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Board reviewed and analyzed the compensation packages, including base salary levels, offered by other high technology companies. The competitive information was obtained from surveys prepared by national consulting companies or industry associations (e.g., Radford Associates, Coopers & Lybrand and the American Electronics Association). The surveys include, but are not limited to, data from all industries represented in the Standard & Poor's Communication Equipment Manufacturer Index, the "line of business index" used in the stock performance graph set forth below. See "Performance Graph." In making base salary decisions, the Board exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

 Quarterly and Annual Cash Incentives

   Quarterly and annual incentive bonuses for executive officers are intended to reflect the Board's belief that a significant portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a Variable Compensation Bonus Plan, which compensates officers in the form of quarterly and annual cash bonuses. At the beginning of fiscal 1996, the Board of Directors established target bonuses for each executive officer as a percentage of the officer's base salary. The target level of bonuses which the executive officers were eligible to receive varied from 25% to 73% of base salary. The Variable Compensation Bonus Plan is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. The executive officers, including Mr. Rea, must successfully achieve these performance targets which are submitted by management to the Board for its evaluation and approval at the beginning of each fiscal quarter. The Company-based performance goals are tied to different indicators of Company performance, such as achievement of specific levels of orders, sales and pre-tax profits. These Company-based performance goals, vary from quarter to quarter, are somewhat subjective in nature and are competitively sensitive to the Company's business and operations. The individual's performance goals are tied to different indicators of the individual executive officer's performance, such as having received an order from a specific customer, achieved an R&D project milestone, or achieved a desired on-time customer delivery. The Board evaluates the completion of the Company and individual goals and approves a performance rating relative to the goals so completed. This scoring is subjective and is influenced by the Board's perception of the importance of the various corporate and individual goals. At the end of the fiscal year, when determining the bonus payment for the fourth fiscal quarter, the Board considers the overall performance of the Company and each individual during the entire fiscal year, including the fourth quarter. Actual bonuses earned during fiscal 1996 ranged from 0 to 61% of the executive officers' base salary.

 Long-Term Stock Option Incentives

   The Board provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1992 Stock Plan. The Board believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. Mr. Rea did not receive any option grants during fiscal 1996, as the Board believed that the options already held by Mr. Rea were sufficient to motivate him to maximize the long-term shareholder value.

SECTION 162(M)

The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

                              Respectfully submitted by:

                              Garrett A. Garrettson    Martin Cooper
                              David S. Wisherd         Robert C. Wilson
                              James A. Cole            Eric A. Young

PERFORMANCE GRAPH

   Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Standard & Poor's 500 Index and of the Standard & Poor's Communication Equipment Manufacturer Index for the period commencing August 3, 1994 (the date of the Company's initial public offering) and ending on March 31, 1996. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

   (The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T)
                                                           S&P
                                                      Communication
                                    Spectrian           Equipment          S&P
                                   Corporation         Manufacturer        500
                                   -----------        --------------       ----
August 1994 ......................     100                 100             100
March 1995 .......................     236                 142             111
March 1996 .......................     175                 205             147

(1) The graph assumes that $100 was invested on August 3, 1994 in the Company's Common Stock and in the Standard & Poor's 500 Index and in the Standard & Poor's Communication Equipment Manufacturer Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

   The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1996 all executive officers and directors of the Company complied with all applicable filing requirements.

                                OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                             THE BOARD OF DIRECTORS

Dated: May 17, 1996

                                                                      APPENDIX A

                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                        AS AMENDED THROUGH JUNE 14, 1996


         The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Spectrian Corporation.


         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d)  "Company"  shall  mean  Spectrian   Corporation  and  any
Designated Subsidiary of the Company.

                  (e)  "Compensation"  shall mean all base  straight  time gross
earnings,   commissions,   payments  for  overtime,   shift  premium,   variable
compensation, incentive payments, bonuses, and other cash compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2) If the  Common  Stock  is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an  established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

                  (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after December 31 and June 30 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before June 30, 1996. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l)      "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise
Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The first Purchase Period of the first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before December 31, 1994.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (Nasdaq) System are open for trading.

         3.       Eligibility.

                  (a) Any Employee (as defined in Section 2(g)) who shall be employed by the Company on the 1st day of April or the 1st day of October immediately preceding a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that with respect to the first Offering Period, any Employee who shall be employed by the Company five (5) business days prior to the first Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods. Except for the first Offering Period, a new Offering Period shall commence on the first Trading Day on or after December 31 and June 30 each year, or on such other date as the Board shall determine, and continue thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the Company's initial public offering of its

Common Stock that is registered with the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office five (5) business days prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant may decrease the rate of his or her payroll deductions to 0% at any time during the Offering Period by completing and filing with the Company a new subscription agreement authorizing the reduction in payroll deduction rate. At the beginning of each Purchase Period, a participant may increase the rate of his or her payroll deductions by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may resume participation by completing and filing with the Company a new subscription agreement at least five (5) days prior to the commencement of the next Offering Period or Purchase Period, as applicable. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred seventy five thousand (275,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

                  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.   Adjustments   Upon   Changes  in   Capitalization,   Dissolution,
Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will end immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and all options granted thereunder will be exercised at such time. Such exercise shall take place according to the provisions of Section 8 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A

                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


                                        Enrollment Date:


_____ Original Application
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _______________________ hereby elects to participate in the Spectrian Corporation 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to pur chase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Spectrian Corporation 1994 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
         ________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN

         30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree not to sell or otherwise transfer any shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. I hereby acknowledge that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print) __________________________________________________________
                            (First)         (Middle)               (Last)


_______________________________     ____________________________________________
Relationship

                                    ____________________________________________
                                    (Address)

Employee's Social

Security Number:                    ____________________________________________


Employee's Address:                 ____________________________________________


                                    ____________________________________________


                                    ____________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_______________     ______________________________________________________
                          Signature of Employee



                          ______________________________________________________
                          Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                              SPECTRIAN CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Spectrian Corporation 1994 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically termi nated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ____________________________________________


                                    ____________________________________________


                                    ____________________________________________


                                    Signature:

                                    ____________________________________________



                                    Date:_______________________________________

                                                                      APPENDIX B

                              SPECTRIAN CORPORATION
                                 1992 STOCK PLAN

                       (AS AMENDED THROUGH JUNE 14, 1996)


       1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

       2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

              (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans of California corporate and securities laws and of the Code.

              (c) "Board" means the Board of Directors of the Company.

              (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

              (e) "Committee" means a Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

              (f) "Common Stock" means the Common Stock of the Company.

              (g)   "Company"   means   Spectrian   Corporation,   a  California
corporation.

              (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

              (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (j) "Director" means a member of the Board.

              (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor the payment of Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock or on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

              (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

              (p) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

              (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

              (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (s) "Option" means a stock option granted pursuant to the Plan.

              (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

              (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

              (v) "Optioned Stock" means the Common Stock subject to an Option.

              (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

              (x)  "Parent"  means  a  "parent   corporation,"  whether  now  or
hereafter existing, as defined in Section 424(e) of the Code.

              (y) "Plan" means this 1992 Stock Plan.

              (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b- 3, as in effect when discretion is being exercised with respect to the Plan.

              (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

              (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 2,950,886 (as adjusted for a one-for-two reverse stock split approved by the Board of Directors in May 1994). The Shares may be authorized, but unissued or reacquired Common Stock.

              If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Should the Company reacquire vested Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan. However, if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

       4.     Administration of the Plan.

              (a)    Procedure.

                     (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                     (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                     (iii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, non-Director Officers and Employees who are neither Directors nor Officers and Consultants who are not Directors.

              (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                     (ii) to select the Officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

                     (iii) to determine whether and to what extent Options are granted hereunder;

                     (iv) to determine the number of shares of Common Stock to be covered by each award granted hereunder;

                     (v) to approve forms of agreement for use under the Plan;

                     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                     (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                     (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                     (ix) to determine the terms and restrictions applicable to Options;

                     (x) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

                     (xi) to modify or amend each Option (subject to Section 13(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                     (xiii) to institute an Option Exchange Program; and

                     (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

              (c)   Effect   of   Administrator's   Decision.   All   decisions,
determinations and interpretations of the Administrator shall be final and binding.

       5.     Eligibility.

              (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

              (b) Each Option shall be evidenced by a written Option  agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

              (c) For purposes of Section 5(b) above, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (d) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

              (e) The following  limitations shall apply to grants of Options to
Employees:

                     (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

                     (ii)  The   foregoing   limitations   shall   be   adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                     (iii) If an Option is canceled (other than in connection with a transaction described in Section 11, the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       6. Term of Plan. Subject to Section 17 of this Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17. It shall continue in effect for a term of ten (10) years unless sooner ter minated under Section 13 of this Plan.

       7. Term of Option. The term of each Option shall be the term stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

       8.     Option Exercise Price and Consideration.

              (a) The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                      (i)     In the case of an Incentive Stock Option

                              (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any other  Employee,  the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii)     In the case of a Nonstatutory Stock Option

                              (A)  granted to a person  who,  at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any person,  the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair

Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

       9.     Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Rule  16b-3.  Options  granted to persons  who are  subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              (c) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death or Disability), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination.

              (d) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. If after termination the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e) Death of Optionee. In the event of an Optionee's death, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of the Optionee's death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

              (f) The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

       10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       11.    Adjustments Upon Changes in Capitalization or Merger.

              (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the

Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option so granted within a reasonable time after the date of such grant.

       13.    Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

              (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

       14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the require ments of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

       16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

       17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                      APPENDIX C


PROXY                         SPECTRIAN CORPORATION                        PROXY

                       1996 ANNUAL MEETING OF SHAREHOLDERS
                                  June 14, 1996

          This Proxy is Solicited on Behalf of the Board of Directors

     The  undersigned   shareholder  of  SPECTRIAN  CORPORATION,   a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 17, 1996, and hereby appoints Garret A. Garrettson and Edward A. Supplee, Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of SPECTRIAN CORPORATION to be held on June 14, 1996 at 8:00 a.m. local time, at 160 Gibralter Court, Sunnyvale, California 94089 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENT TO THE 1992 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


1. ELECTION OF DIRECTORS:                                        WITHHOLD
                                                  FOR             FOR ALL
   If you wish to withhold authority to vote     [   ]            [   ]
   for any individual nominee, strike a line through that nominee's name in the list below: (except as indicated)

   Garrett A. Garrettson, David S. Wisherd, James A. Cole, Martin Cooper, Robert C. Wilson, Eric A. Young.


                                                  FOR      AGAINST      ABSTAIN
2. AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE     [   ]     [   ]        [   ]
   PLAN TO INCREASE THE NUMBER OF SHARES
   RESERVED FOR ISSUANCE THEREUNDER:

                                                  FOR      AGAINST      ABSTAIN
3. AMENDMENT OF 1992 STOCK PLAN TO INCREASE      [   ]     [   ]        [   ]
   THE NUMBER OF SHARES RESERVED FOR GRANT
   THEREUNDER:

                                                  FOR      AGAINST      ABSTAIN
4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG    [   ]     [   ]        [   ]
   PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS
   OF THE COMPANY FOR THE FISCAL PERIOD ENDED
   MARCH 31, 1997:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.


Signature(s)_____________________________________________________ Date _________

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)